May 24, 2006
THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS PREMIER BALANCED FUND

Supplement to Prospectus
dated March 1, 2006

     At a meeting of the Board of Directors held on May 22, 2006, the Board approved certain investment management changes to the Fund, which include:

  the appointment of a new primary portfolio manager for the asset allocation and equity por- tion of the Fund a change to the Fund’s investment objective
I.	APPOINTMENT OF A NEW PRIMARY PORTFOLIO MANAGER

     Effective on or about July 1, 2006, John B. Jares, a chartered financial analyst, will manage the Fund’s asset allocation and the equity portion of the Fund’s portfolio. Mr. Jares has been employed by The Dreyfus Corporation (Dreyfus) since May 2006. He is also a vice president of investments of Founders Asset Management LLC (Founders), an affiliate of Dreyfus, where he has been employed since November 2001. Prior to joining Founders, Mr. Jares was a vice president and senior portfolio manager at Delaware Investments from May 2000 to November 2001.

II.	CHANGE TO THE FUND’S INVESTMENT OBJECTIVE

     Effective on or about July 1, 2006, the Fund’s non-fundamental investment objective will change from seeking to outperform a hybrid index, 60% of which is Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”) and 40% of which is the Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”) to seeking total return (consisting of capital appreciation and income).

III.	EFFECTIVE ON OR ABOUT JULY 1, 2006, THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE FOURTH AND FIFTH PARAGRAPHS CONTAINED IN THE SEC- TION OF THE FUND’S PROSPECTUS ENTITLED “GOAL/APPROACH.”

     In choosing stocks, the portfolio managers use a “growth style” of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio managers use a consistent, bottom-up approach that emphasizes individual stock selection to build the equity portion of the fund’s portfolio.The portfolio managers go beyond Wall Street analysis and perform qualitative and quantitative in-house research to determine whether companies meet their investment criteria.

     The portfolio managers monitor the stocks in the fund’s portfolio, and consider selling a security if the company’s business momentum deteriorates or valuation becomes excessive.The portfolio managers also may sell a security if an event occurs that contradicts the portfolio managers’ rationale for owning it, such as a deterioration in the company’s financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere, or if the portfolio managers change the fund’s industry or sector weightings.

(Continued on Reverse Side)

IV.	EFFECTIVE ON OR ABOUT JULY 1, 2006, THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION CONTAINED IN

THE SECTION OF THE FUND’S PROSPECTUS ENTITLED “MAIN RISKS.”

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inor- dinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

May 24, 2006

THE DREYFUS/LAUREL FUNDS, INC. DREYFUS PREMIER BALANCED FUND

Supplement to Statement of Additional Information Dated March 1, 2006

     Effective on or about July 1, 2006, the following information supersedes and replaces any contrary information contained in the section in the Fund’s Statement of Additional Information entitled “Management Arrangements.”

     Effective on or about July 1, 2006, Catherine A. Powers, Christopher M. Pellegrino, John B. Jares and Evan Rothschild will be portfolio managers for the Balanced Fund. Messrs. Jares and Rothschild are dual employees of Dreyfus and Founders Asset Management LLC (“Founders”), an affiliate of Dreyfus.

     Portfolio Manager Compensation (Equity portion of the Balanced Fund). The primary portfolio manager is compensated by Founders or its affiliates, and not by Dreyfus or the Balanced Fund. The primary portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan. The incentive compensation plan is comprised of three components: portfolio performance (weighted 70%), individual qualitative performance (weighted 20%) and Founders’ financial performance as measured by Founders’ recurring operating income (weighted 10%). Up to 10% of the incentive plan compensation may be paid in Mellon restricted stock.

     Portfolio performance is measured by the one-year (weighted 50%), two-year (weighted 25%) and three-year (weighted 25%) pre-tax annualized total return of all of the portfolio manager’s accounts relative to the annualized total return of the appropriate Lipper peer group, measured quarterly. The performance of the Class F shares of the Dreyfus Founders Funds is used as a proxy for the performance of any other accounts managed in substantially the same manner by the portfolio manager (these groups of accounts are referred to as “product lines”). The proxy for the Balanced Fund is the Dreyfus Founders Balanced Fund. For product lines that do not include a Dreyfus Founders Fund, performance is measured using the largest share class of the largest mutual fund in the group. If the portfolio manager manages more than one product line, his incentive compensation is determined by weighting the performance of the various product lines managed, generally based on relative assets. The portfolio manager will receive more incentive compensation the higher his product lines are ranked in the relevant Lipper peer group, and will receive less or no incentive compensation (for the performance component of the formula) the lower his product lines are ranked in the peer group.

     Individual qualitative performance is based on an evaluation of the portfolio manager’s performance by Founders’ President and/or Director of Investments. Performance is measured against expectations established from some or all of the following categories: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; support to colleagues; fund growth/gain in market share; portfolio turnover; and cash management. The President and/or Director of Investments may consider additional factors at their discretion.

     Certain portfolio managers have been guaranteed minimum incentive compensation awards for certain calendar years. The portfolio manager is also eligible to participate in Mellon’s Long Term Incentive Plan. Under that plan, Mellon restricted stock is awarded at the discretion of Founders’ President based on individual performance and contributions to the Investment Department and the Mellon organization. The portfolio manager also may elect to defer a portion of his base salary and/or incentive compensation pursuant to Mellon’s deferred compensation plan.

Additional Information about Portfolio Managers (Equity Portion of Balanced Fund). The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of May 1, 2006:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

John B. Jares	7	$952,350,172	0	$-	0	$-

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Balanced Fund shares beneficially owned by the primary portfolio manager is as follows as of May 1, 2006:

Dollar Range of Portfolio
Portfolio Manager	Portfolio Name	Shares Beneficially Owned

John B. Jares	Balanced Fund	None